Exhibit 10.5

EXECUTION VERSION

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT AND AUTHORIZATION

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND AUTHORIZATION dated as of January 22, 2009 (this “Amendment No. 3”), among NEW ENTERPRISE STONE & LIME CO., INC. (the “Borrower”), the GUARANTORS signatory hereto, MANUFACTURERS AND TRADERS TRUST COMPANY, as Agent (the “Agent”), Issuing Bank, Swing Lender and a Lender, and the other LENDERS set forth on the signature pages to this Amendment No. 3.

WITNESSETH:

WHEREAS, the Borrower, the Agent and certain other parties entered into that certain Second Amended and Restated Credit Agreement, dated as of January 11, 2008 (as amended by that certain Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of February 14, 2008, that certain Waiver and Modification to Second Amended and Restated Credit Agreement, dated as of May 30, 2008, and that certain Amendment No. 2 and Modification to Second Amended and Restated Credit Agreement dated as of June 20, 2008, the “Existing Credit Agreement”), which provides for certain extensions of credit to the Borrower, subject to certain terms and conditions.

WHEREAS, the Borrower and the Lenders have agreed to amend and modify the Existing Credit Agreement as more specifically set forth herein (the Existing Credit Agreement, as amended by this Amendment No. 3, and as the same may be further amended, restated, modified and/or supplemented from time to time, being referred to as the “Credit Agreement”);

WHEREAS, the Lenders have agreed on the terms and subject to the conditions set forth below (i) to authorize and direct the Agent to amend the Second Amended and Restated Environmental Indemnity Agreement (the “Environmental Indemnity Agreement”) as set forth in Section 3 below, and (ii) to waive any Default or Event of Default that might have arisen due to the prior ineffectiveness of the aforesaid amendment;

NOW, THEREFORE, in consideration of the agreements herein contained, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

1.             DEFINITIONS.  Except as otherwise defined in this Amendment No. 3, initially capitalized terms shall have the respective meanings assigned to such terms in the Credit Agreement.

2.             AMENDMENTS.  Upon satisfaction of the conditions set forth in Article 6 below, effective as of the date hereof, the Existing Credit Agreement shall be amended in the manner set forth below:

(a)           Clause (c) of Section 1.1.1 of the Existing Credit Agreement (Revolving Credit Loans and RC Commitment; Commitment to Make RC Loans) is amended and restated as follows:

“(c) the RC Lenders shall not be obligated to make any RC Loans during any 30-day Clean-down Period of any fiscal year as described in Subsection 1.5.3 (Repayment During Clean-Down Period) if, after giving effect to such Loans, the sum of the aggregate principal amount of any outstanding RC Loans and Swing Loans, the aggregate outstanding amount of any Unreimbursed Drawings and the aggregate face amount of any outstanding Letters of Credit (to the extent such face amount is undrawn) would exceed such amount contemplated by Subsection 1.5.3 (Repayment During Clean-Down Period).”

(b)           Section 1.5.3 (Repayments of RC Loans and Swing Loans; Repayment during Clean-down Period) in the Existing Credit Agreement is amended and restated as follows:

“The Borrower hereby covenants and agrees that for a period of thirty (30) consecutive days during the fourth fiscal quarter of each fiscal year of the Borrower prior to the RC Maturity Date (a ‘Clean-down Period’) the sum of the aggregate principal amount of any outstanding RC Loans and Swing Loans, the aggregate outstanding amount of any Unreimbursed Drawings and the aggregate face amount of any outstanding Letters of Credit (to the extent such face amount is undrawn) shall not exceed $75,000,000.  It shall repay so much of the RC Loans and/or Swing Loans and/or reimburse the Issuing Bank for any Unreimbursed Drawings as is necessary to be in compliance with the provisions of this Subsection 1.5.3.”

3.             AUTHORIZATION.  In order to clarify the full time line and scope of duties for the actions set forth on, or contemplated by, Schedule II to the Environmental Indemnity Agreement, the Lenders authorize and direct the Agent to enter into an amendment (the “Amendment”), to the Environmental Indemnity Agreement in substantially the form set forth on Annex A hereto.

4.             WAIVER.  Agent and Lenders hereby waive, if applicable, any Default or Event of Default, if any, that may have arisen as a result of the Amendment not being effective prior to the date hereof or the date of such Amendment.

5.             REPRESENTATIONS AND WARRANTIES.  In order to induce the Lenders, the Issuing Bank, the Swing Lender and the Agent to agree to amend the Existing Credit Agreement in the manner set forth herein, the Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Amendment No. 3:

(1)           As of the date hereof and after giving effect to the amendments, authorization, and waiver contained herein in Articles 2, 3, and 4 no Default or Event of Default has occurred and is continuing or would exist immediately after giving effect to the amendments contained herein;

(2)           Each of the representations and warranties of the Borrower and the other Loan Parties made in the Loan Documents is true and correct in all respects (or in

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all material respects if any such representation or warranty is not by its terms already qualified as to materiality) both before and after giving effect to the amendments contemplated hereby as though each such representation and warranty were made at and as of the date hereof unless relating solely to an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date (or in all material respects as of such earlier date if any such representation or warranty is not by its terms qualified as to materiality);

(3)           The execution, delivery and performance of this Amendment No. 3 has been duly authorized by all requisite corporate action on the part of Borrower; and

(4)           No consent or approval of any third party, including, without limitation, any governmental agency or authority is necessary in connection with the execution, delivery and/or performance of this Amendment No. 3 and/or the enforceability hereof.  Upon satisfaction of the conditions set forth in Section 6, this Amendment No. 3 will constitute the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with the terms hereof.

6.             EFFECTIVENESS.  The provisions set forth in Articles 2, 3 and 4 above shall become effective, as of the date hereof, immediately upon the last to occur of the following:

(1)           The Agent shall have executed this Amendment No. 3 and received counterparts of this Amendment No. 3 duly executed and delivered on behalf of the Borrower and the Majority Lenders;

(2)           The Agent shall have received payment by Borrower of all invoiced out-of-pocket fees, costs, expenses and other amounts required to be paid by Borrower in connection with the execution and delivery of this Amendment No. 3 or otherwise under the Loan Documents;

(3)           The Borrower shall have paid to the Agent, for the account of each of the Lenders who shall have executed and delivered its signature page to this Amendment No. 3 no later than the time specified, and in accordance with the instructions set forth, on Annex B hereto an amendment fee equal to 10 basis points on the amount of such Lender’s RC Commitment (whether borrowed or not) and outstanding Term Loans; and

(4)           The Agent shall have received such other information as it shall reasonably request.

7.             MISCELLANEOUS.

(a)           Counterparts.  This Amendment No. 3 may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.  A photocopied, facsimile or pdf signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.

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(b)           Ratification.  Except as set forth in Articles 2, 3 and 4 of this Amendment No. 3, no amendment, authorization or waiver to the Credit Agreement is intended hereby.  The Existing Credit Agreement, as amended by this Amendment No. 3, and the other Loan Documents (and/or in connection with this Amendment No. 3) are, and shall continue to be, in full force and effect.  Each of the parties hereto hereby confirms, approves and ratifies in all respects the Existing Credit Agreement, as amended by this Amendment No. 3, and each of the parties hereto and each of the Guarantors hereby confirms and ratifies in all respects all of the other agreements, documents and instruments to which such Person is a party and delivered in connection with the Existing Credit Agreement (and/or in connection with this Amendment No. 3). Without limiting the generality of the foregoing, the Borrower and the Guarantors, hereby confirm that the pledges and the security interest granted pursuant to the Loan Documents continue to secure all of the Secured Obligations under and ratifies (i) the Existing Credit Agreement as amended hereby and (ii) the other Loan Documents.

(c)           Payment of Expenses.  Without limiting other payment obligations of the Borrower set forth in the Credit Agreement, the Borrower agrees to pay all reasonable costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment No. 3 and any other documents, agreements and/or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of Agent’s counsel, Drinker Biddle & Reath LLP.

(d)           Governing Law.  This Amendment No. 3 shall be construed in accordance with, and governed by, the internal laws of the Commonwealth of Pennsylvania, without regard to the choice of law principles of such state.

(e)           References.  From and after the effective date of this Amendment No. 3, each reference in the Credit Agreement to “this Agreement”, “hereof, “hereunder” or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, certificates and other documents, shall be deemed to mean the Credit Agreement as modified and amended by this Amendment No. 3 and as the same may be further amended, modified or supplemented in accordance with the terms thereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 3 to be duly executed by their respective, duly authorized officers as of the date first above written.

NEW ENTERPRISE STONE & LIME CO., INC., as Borrower

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Executive Vice President, Chief Financial Officer and Secretary

[Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement-
New Enterprise Stone & Lime Co., Inc.]

Acknowledged and agreed to by:

Guarantors:

MARTIN LIMESTONE, INC.
STAR CARRIERS, INC.
ABC PAVING CO., INC.
E.R.S.C., INC.
GATEWAY TRADE CENTER INC.
BUFFALO CRUSHED STONE INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President and Assistant Secretary, on behalf of each of the foregoing

NEW ENTERPRISE TRANSPORTATION, INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President and Secretary

VALLEY QUARRIES, INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	President and Assistant Secretary

BLAIR BEDFORD PAVING COMPANY, INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Secretary and Treasurer

NESL BUFFALO HOLDINGS, INC.
2544 CLINTON, INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement-
New Enterprise Stone & Lime Co., Inc.]

STABLER COMPANIES INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President and Secretary

PROTECTION SERVICES INC.
SCI PRODUCTS INC.
WORK AREA PROTECTION CORP.
EASTERN INDUSTRIES, INC.
STABLER DEVELOPMENT COMPANY
ELCO-HAUSMAN CONSTRUCTION CORPORATION
EII TRANSPORT INC.
PRECISION SOLAR CONTROLS INC.
ASTI TRANSPORTATION SYSTEMS, INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President and Assistant Secretary

[Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement-
New Enterprise Stone & Lime Co., Inc.]

MANUFACTURERS AND TRADERS TRUST COMPANY, as Agent and Lender

By:	/s/ Stephen A. Foreman
	Name:	Stephen A. Foreman
	Title:	Regional Executive

[Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement-
New Enterprise Stone & Lime Co., Inc.]

NATIONAL CITY BANK

By:	/s/ Kenneth S. Jamison
	Name:	Kenneth S. Jamison
	Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement-
New Enterprise Stone & Lime Co., Inc.]

FIRST COMMONWEALTH BANK

By:	/s/ Lawrence C. Deihle
	Name:	Lawrence C. Deihle
	Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement-
New Enterprise Stone & Lime Co., Inc.]

SOVEREIGN BANK

By:	/s/ Zerick D. Cook
	Name:	Zerick D. Cook
	Title:	Vice President

[Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement-
New Enterprise Stone & Lime Co., Inc.]

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Benjamin Ditson
	Name:	Benjamin Ditson
	Title:	Vice President

[Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement-
New Enterprise Stone & Lime Co., Inc.]

S&T BANK

By:	/s/ Michael J. Settimio
	Name:	Michael J. Settimio
	Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement-
New Enterprise Stone & Lime Co., Inc.]

FIFTH THIRD BANK

By:	/s/ Joe Hynds
	Name:	Joe Hynds
	Title:	Vice President

[Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement-
New Enterprise Stone & Lime Co., Inc.]

TRISTATE CAPITAL BANK

By:	/s/ Paul J. Oris
	Name:	Paul J. Oris
	Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement-
New Enterprise Stone & Lime Co., Inc.]

FIRSTMERIT BANK, N.A.

By:	/s/ Robert G. Morlan
	Name:	Robert G. Morlan
	Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement-
New Enterprise Stone & Lime Co., Inc.]

WELLS FARGO EQUIPMENT FINANCE, INC.

By:	/s/ William D. Robinson
	Name:	William D. Robinson
	Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement-
New Enterprise Stone & Lime Co., Inc.]

KEY BANK, N.A.

By:	/s/ Mark F. Wachowiak
	Name:	Mark F. Wachowiak
	Title:	Vice President

[Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement-
New Enterprise Stone & Lime Co., Inc.]

FULTON BANK

By:	/s/ James J. Dougherty
	Name:	James J. Dougherty
	Title:	Vice President - Relationship Manager

[Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement-
New Enterprise Stone & Lime Co., Inc.]

THE PRIVATEBANK & TRUST COMPANY

By:	/s/ Richard J. Kress
	Name:	Richard J. Kress
	Title:	Managing Director

[Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement-
New Enterprise Stone & Lime Co., Inc.]

SANDY SPRING BANK

By:	/s/ Roy S. Lewis
	Name:	Roy S. Lewis
	Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement-
New Enterprise Stone & Lime Co., Inc.]

FIRST NATIONAL BANK

By:	/s/ Nicholas B. Gates
	Name:	Nicholas B. Gates
	Title:	Assistant Vice President

[Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement-
New Enterprise Stone & Lime Co., Inc.]

WILMINGTON TRUST

By:	/s/ Megan V. Rosanova
	Name:	Megan V. Rosanova
	Title:	AVP

[Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement-
New Enterprise Stone & Lime Co., Inc.]

AUDAX CREDIT OPPORTUNITIES OFFSHORE LTD.

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement-
New Enterprise Stone & Lime Co., Inc.]

Annex A

Amendment to Environmental Indemnity Agreement

Clause (i) of Section 3.2 of the Environmental Indemnity Agreement is deleted and Section 4 of the Environmental Indemnity Agreement is deleted in its entirety and said Section 4 is replaced with the following:

“Obligors hereby confirm that either (i) they have completed the actions set forth on Schedule II hereto, or (ii) as to those actions not completed, they have engaged an environmental services firm to take or have otherwise initiated all such actions set forth on Schedule II hereto within 12 months of the Closing Date.  All investigations set forth on Schedule II not previously completed, shall be complete by April 30, 2009 (or such later date as may be agreed to by the Agent in its sole discretion).  Upon completion of the investigations, the Obligors shall provide the Agent with one or more plans of additional investigation and/or remediation (each individually, a “Plan”) to address the corrective, remedial or other actions that are required by Environmental Law or reasonably desirable to be taken (and not previously taken) as a result of any such investigations.  Any such Plan shall describe the specific actions to be taken and shall provide a schedule for completion for each such action, all to the reasonable satisfaction of the Agent.  Thereafter, the Obligors shall cause all of the actions specified in any such Plan to be taken in accordance with the schedule specified or as otherwise agreed to by the Agent in its sole discretion.  Without limiting the generality of the foregoing, the Obligors shall diligently pursue in all material respects such actions as are contemplated by this Section 4, on Schedule II and in each Plan.”

Annex B

Signature pages are required to be delivered no later than 5 p.m. (EST) on January 22, 2009 (or such later time as the Agent may specify in a writing posted on Intralinks) to Joshua Bernstein by fax at 215.988.2757 or by email atjoshua.bernstein@dbr.com in order for a Lender to be entitled to the amendment fee referenced in Article 6(2) of the Amendment No. 3.

Five (5) originals of the signature page should be sent to Josh Bernstein at the following address:

Drinker Biddle & Reath LLP
One Logan Square, 18th & Cherry Streets
Philadelphia, PA 19103
tel:           215.988.2650